UNITED STATES
                          SECURITIES AND EXCHANGE COMMISSION

                                Washington, D.C.  20549

                                       Form 8-K

                                    CURRENT REPORT




                          PURSUANT TO SECTION 13 OR 15(d) OF
                          THE SECURITIES EXCHANGE ACT OF 1934



          Date of Report (Date of earliest event reported): December 12, 2003



                             The Ziegler Companies, Inc.
                 (Exact name of Registrant as specified in its charter)



         Wisconsin                     1-10854                   39-1148883
(State or other jurisdiction       (Commission File           (I.R.S. Employer
    (of incorporation)                 Number)               Identification No.)



                               250 East Wisconsin Avenue
                              Milwaukee, Wisconsin  53202

                 (Address of principal executive offices) (Zip code)

          Registrant's telephone number, including area code: (414) 978-4400


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 ITEM 5.     Other Events

     On December 12, 2003, The Ziegler Companies, Inc. issued a press release announcing the delisting of its common shares from trading on the American Stock Exchange. The Press Release dated December 12, 2003, entitled "Ziegler application to delist from AMEX approved" is attached to the Current Report on Form 8-K as Exhibit 99.1.

                                      SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                      The Ziegler Companies, Inc.
                                      (Registrant)


Date: December 12, 2003               By:  /s/ Gary P. Engle
                                            Gary P. Engle
                                            Senior Vice President and
                                            Chief Financial Officer
                                      (Duly authorized to sign on behalf
                                       of the Registrant)